UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2014

Cambium Learning Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17855 North Dallas Parkway, Suite 400, Dallas, Texas	75287
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 932-9500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 13, 2014, Cambium Learning Group, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

This press release attached hereto as Exhibit 99.1, insofar as it discloses historical information regarding the Company’s results of operations and or financial condition for the three and six months ended June 30, 2014, are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	—	Press Release, dated August 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cambium Learning Group, Inc.

August 14, 2014	/s/ Barbara Benson
Name: Barbara Benson
Title: Chief Financial Officer